Exhibit 4.1

NUMBER		SHARES
	INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
	ANGEION CORPORATION	CUSIP 03462H 40 4

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.10 PAR VALUE, OF

ANGEION CORPORATION

COMMON

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        WITNESS the facsimile signatures of its duly authorized officers.

Dated:

/s/ THOMAS G. LOVETT IV SECRETARY	/s/ RICHARD E. JAHNKE PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE

        The Corporation will furnish to any shareholder upon request, made in writing, and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	—	as tenants in common	UTMA —		Custodian
				(Cust)		(Minor)
TEN ENT	—	as tenants by entireties		under Uniform Transfer to Minors Act
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		(State)
Additional abbreviations may also be used though not in the above list.

For value received                            hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED
ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.